Income Tax - Schedule of net deferred tax asset (Detail) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets
Startup/Organization Expenses	$ 1,271,319	$ 7,296
Total deferred tax assets	1,271,319	7,296
Valuation Allowance	(1,271,319)	(7,296)
Deferred tax asset, net of allowance	$ 0	$ 0